Exhibit 10.45
LIMITED CONSENT AND AMENDMENT NO. 3
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This Limited Consent and Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of December 19, 2008 (this “Amendment”), is entered into by and among WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), WESCO Equity Corporation, a Delaware corporation (“WESCO Equity”), Herning Enterprises, Inc., a Delaware corporation (“Herning”), WESCO Nevada, Ltd., a Nevada corporation (“WESCO Nevada”), Carlton-Bates Company, an Arkansas corporation (“Carlton-Bates”), Communications Supply Corporation, a Connecticut corporation (“CSC”), Calvert Wire & Cable Corporation, a Delaware corporation (“Calvert”), and Liberty Wire & Cable, Inc., a Delaware corporation (“Liberty” and, together with WESCO Distribution, WESCO Equity, Herning, WESCO Nevada, Carlton-Bates, CSC and Calvert, the “US Borrowers” and each individually as a “US Borrower”); WESCO Distribution Canada LP, an Ontario limited partnership (“WESCO DC LP” or “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”, and each individually, a “Borrower”); the other Credit Parties; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a US Lender, and as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as an agent for Canadian Agent and all Lenders with respect to Collateral owned by a US Credit Party; GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (“GE Capital Canada”), as a Canadian Lender and as Canadian Agent (Canadian Agent and Agent being defined as the “Agents”) for Loans and other credit made available to Canadian Borrowers and as agent for Canadian Lenders with respect to Collateral owned by a Canadian Credit Party; the other US Lenders that are parties hereto and the other Canadian Lenders that are parties hereto.
RECITALS
     A. Borrowers, the other Credit Parties, Agents and Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2006, including all annexes, exhibits and schedules thereto (as amended and otherwise modified in writing to date and as from time to time hereafter further amended, restated, supplemented or otherwise modified in writing, the “Credit Agreement”).
     B. Borrowers and the other Credit Parties have requested that Agents and Lenders consent to certain transactions as described below in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

     C. Borrowers and the other Credit Parties have requested that Agents and Lenders agree to amend the Credit Agreement as and to the extent set forth in this Amendment and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.
     D. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.
          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, US Borrowers by US Lenders and Canadian Borrower by Canadian Lenders, Borrowers, the other Credit Parties, Agents and Lenders hereby agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
     2. Limited Consent.
          2.1. CSC Merger. Notwithstanding any term or provision of the Credit Agreement or any other Loan Document to the contrary, Agents and Lenders hereby consent to the merger of Communications Supply Holdings, Inc. with and into CSC; provided, that, CSC shall be the surviving entity following the consummation of such merger.
          2.2. Formation of Bruckner Supply Company. Agents and Lenders hereby consent to the formation of Bruckner Supply Company (“Bruckner Supply”) as a wholly-owned (i.e., 100% owned), direct Subsidiary of WESCO Distribution. Within five (5) Business Days of the formation of Bruckner Supply by WESCO Distribution: (a) WESCO Distribution shall enter into an amendment to the WESCO Distribution Pledge Agreement whereby it shall pledge to U.S. Agent, on behalf of Agents and Lenders, 100% of the capital stock of Bruckner Supply (the “Pledged Bruckner Supply Stock”), and shall deliver to U.S. Agent the original share certificate(s) evidencing all such Pledged Bruckner Supply Stock along with an executed and undated stock power in form and substance satisfactory to Agents; and (b) the Borrowers shall: (i) cause Bruckner Supply to execute and deliver to Agents a joinder to the Credit Agreement pursuant to which Bruckner Supply shall become a U.S. Borrower and Credit Party thereunder; (ii) cause Bruckner Supply to execute and deliver to Agents a joinder to the Security Agreement pursuant to which Bruckner Supply shall become a Grantor thereunder; (iii) cause Bruckner Supply to execute and deliver to Agents a joinder to the Guaranty pursuant to which Bruckner Supply shall become a party to the Subsidiary Guaranty; and (iv) cause Bruckner Supply to execute and deliver any and all such financing statements, agreements, instruments and documents and take such further actions as either Agent may deem necessary or desirable to effectuate the foregoing intents and purposes. Upon the completion of each of the actions required under the immediately preceding sentence, Bruckner Supply shall become a U.S. Borrower under the Credit Agreement and other Loan Documents.

          2.3. Formation of WESCO Distribution Canada Co. 2. Agents and Lenders hereby consent to the formation of WESCO Distribution Canada Co. 2 (“WESCO Canada 2”) as a wholly-owned (i.e., 100% owned), direct Subsidiary of CSC. Within five (5) Business Days of the formation of WESCO Canada 2 by CSC: (a) CSC shall enter into an amendment to the CSC Pledge Agreement whereby it shall pledge to U.S. Agent, on behalf of Agents and Lenders, 100% of the capital stock of WESCO Canada 2 (the “Pledged WESCO Canada 2 Stock”), and shall deliver to U.S. Agent the original share certificate(s) evidencing such Pledged WESCO Canada 2 Stock along with an executed and undated stock power in form and substance satisfactory to Agents; and (b) the Borrowers shall: (i) cause WESCO Canada 2 to execute and deliver to Agents a joinder to the Credit Agreement pursuant to which WESCO Canada 2 shall become a Canadian Credit Party thereunder; (ii) cause WESCO Canada 2 to execute and deliver to the Canadian Agent a joinder to the Security Agreement as executed by the Canadian Credit Parties pursuant to which WESCO Canada 2 shall become a Grantor thereunder; (iii) cause WESCO Canada 2 to execute and deliver to the Canadian Agent a joinder to the Subsidiary Guaranty as executed by the Canadian Credit Parties pursuant to which WESCO Canada 2 shall become a party to the applicable Subsidiary Guaranty; and (iv) cause WESCO Canada 2 to execute and deliver any and all such financing statements, agreements, instruments and documents and take such further actions as either Agent may deem necessary or desirable to effectuate the foregoing intents and purposes.
     3. Amendments.
          3.1. Section 6.1 (Mergers, Subsidiaries, Etc.) is hereby amended by deleting the word “or” immediately preceding clause (v) of such Section 6.1 and adding the following clauses (vi), (vii) and (viii) to the first paragraph thereof:
          “(vi) the formation by WESCO Distribution, Inc. of Bruckner Supply Company; (vii) the formation by CSC of WESCO Distribution Canada Co. 2; or (viii)the merger of Communications Supply Holdings, Inc. with and into Communications Supply Corporation with Communications Supply Corporation as the surviving entity, provided, that, immediately upon the consummation of such merger WESCO Distribution Canada Co. executes an amendment to the WESCO Distribution Canada Co. Pledge Agreement to add all of the shares of Communications Supply Corporation, as the surviving entity, to the collateral pledged thereunder;”
          3.2. Section 6.7 (Liens) of the Credit Agreement is hereby amended by deleting dollar amount “$4,500,000” in the first sentence of such Section 6.7 and replacing it with the dollar amount “$10,000,000”.
          3.3. Section 6.8 (Sale of Stock and Assets) of the Credit Agreement is hereby amended by deleting the word “and” immediately preceding clause (i) of such Section 6.8, replacing the period immediately following clause (i) of such Section with a semi-colon, and inserting the following new language immediately after clause (i) of such Section:
“(j) the transfer by WESCO Equity of 100% of its equity interests in WDC Holding to WESCO Distribution; provided, that, within five (5) Business Days of doing so, WESCO Distribution shall enter into an amendment to the WESCO Distribution Pledge Agreement whereby it shall pledge and deliver all such equity interests together with an executed and undated stock power in form and substance satisfactory to Agents, in WDC Holding then owned by WESCO Distribution to U.S. Agent, as collateral security for the Obligations;

(k) the transfer by WESCO Finance Company of 100% of its equity interests in WDC Holding to WESCO Distribution; provided, that, within five (5) Business Days of doing so, WESCO Distribution shall enter into an amendment to the WESCO Distribution Pledge Agreement whereby it shall pledge and deliver all such equity interests then owned by WESCO Distribution to U.S. Agent, as collateral security for the Obligations;
(l) the transfer by WESCO Distribution of the Bruckner Supply Assets to Bruckner Supply;
(m) the transfer by WESCO Distribution of 100% of the equity interests of Bruckner Supply to WDC Holding; provided, that, within five (5) Business Days of doing so, WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement whereby it shall pledge and deliver all such equity interests, together with an executed and undated stock power in form and substance satisfactory to Agents, then owned by WDC Holding to U.S. Agent, as collateral security for the Obligations;
(n) the transfer by WESCO Canada of 100% of its equity interests in CSC to WDC Holding in return for the WESCO Canada Note (which WESCO Canada Note shall be cancelled upon receipt); provided, that, within five (5) Business Days of doing so, WDC Holding shall enter into an amendment to the WDC Holding Pledge Agreement whereby it shall pledge and deliver all such equity interests, together with an executed and undated stock power in form and substance satisfactory to Agents, then owned by WDC Holding to U.S. Agent, as collateral security for the Obligations; and
(o) the transfer by WDC Holding of 100% of its equity interests in WESCO Canada. to Bruckner Supply; provided, that, within five (5) Business Days of doing so, Bruckner Supply shall enter into a pledge agreement whereby it shall pledge and deliver all such equity interests, together with an executed and undated stock power in form and substance satisfactory to Agents, then owned by Bruckner Supply to U.S. Agent, as collateral security for the Obligations.”
          3.4. Section 6.18 (Leases; Real Estate Purchases) of the Credit Agreement is hereby amended by deleting the dollar amount “$4,500,000” in the first sentence of such Section 6.18 and replacing it with the dollar amount “$6,000,000”.
          3.5. Annex A (Definitions) to the Credit Agreement is hereby further amended by inserting the following new defined terms in appropriate alphabetical order:
“Bruckner Supply Assets” means all of the assets comprising the Bruckner Supply Division of WESCO Distribution.”

          “2008 Restructuring Transactions” means the transactions contemplated by Step Nos. 1 through 8 in the “WESCO 2008 Restructuring” chart attached to the Limited Consent and Amendment No. 3 to Third Amended and Restated Credit Agreement as Exhibit I.”
          “WESCO Canada Note” means that certain promissory note, dated October 1, 2005, made by WESCO Canada to WDC Holding, in the amount of $192,901,500.
     4. Representations and Warranties. The Borrowers and the other Credit Parties, jointly and severally, hereby represent and warrant to Agents and Lenders that:
          4.1. The execution, delivery and performance by each Borrower and each other Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company, partnership or other constituent document action, and this Amendment constitutes the legal, valid and binding obligation of each Borrower and each other Credit Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
          4.2. Each of the execution, delivery and performance of this Amendment by each Borrower and each other Credit Party and the consummation of the 2008 Restructuring Transactions and the other transactions contemplated hereby (i) does not, and will not, contravene or conflict with any provision of law, any judgment, decree or order, or the certificate or articles of incorporation or by-laws, or limited liability company agreement or membership agreement, partnership agreement or other constituent documents of any Borrower or any other Credit Party, and (ii) does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting any Borrower or any other Credit Party or any property of any Borrower or any other Credit Party.
          4.3. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Amendment or the consummation of the 2008 Restructuring Transactions or any of the other transactions contemplated hereby. In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.
     5. Conditions Precedent to Effectiveness. The effectiveness of the consents set forth in Section 2 hereof and the amendments set forth in Section 3 hereof are subject in each instance to the satisfaction of each of the following conditions precedent, each in a manner reasonably satisfactory to Agent:
          5.1. Amendment. This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party, Agents and Requisite Lenders.
          5.2. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of the 2008 Restructuring Transactions or any of the other transactions contemplated hereby.

          5.3. Resolutions. Agent shall have received resolutions of each Borrower’s and each other Credit Party’s Board of Directors or other applicable body, approving and authorizing the execution, delivery and performance of this Amendment, the 2008 Restructuring Transactions and the other transactions to be consummated in connection with this Amendment, each certified by such entity’s secretary or assistant secretary as being in full force and effect without any modification or amendment as of the date of this Amendment.
          5.4. Amendment Fee. Borrowers shall have paid to the Agents, for the ratable benefit of each Lender that timely executes and delivers its signature page to this Amendment, an amendment fee equal to five (5) basis points (i.e. 0.05%) of the aggregate Revolving Loan Commitments.
          5.5. Miscellaneous. Agents and Lenders shall have received such other agreements, instruments and documents as either Agent may reasonably request.
     6. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          6.1. Full Force and Effect. Except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Credit Party.
          6.2. No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or other modification of any term or condition (except as specifically provided in this Amendment) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          6.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
     8. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by each Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys’ fees).

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.
     10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

WESCO DISTRIBUTION, INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Vice President & Treasurer

HERNING ENTERPRISES, INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

WESCO EQUITY CORPORATION

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

WESCO NEVADA, LTD.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

CARLTON-BATES COMPANY

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

COMMUNICATIONS SUPPLY CORPORATION

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

CALVERT WIRE & CABLE CORPORATION

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

LIBERTY WIRE & CABLE, INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

AS CANADIAN BORROWER:

WESCO DISTRIBUTION CANADA LP

By: Wesco Distribution Canada GP Inc.,
its General Partner

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

AS U.S. CREDIT PARTIES:

WESCO INTERNATIONAL, INC.

By: Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

WESCO FINANCE CORPORATION

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

CDW HOLDCO, LLC

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Corporate Secretary

WDC HOLDING INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

WESCO NIGERIA, INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

CBC LP HOLDINGS, LLC

By: Carlton-Bates Company,
its Sole Member

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

CARLTON-BATES COMPANY OF TEXAS GP, INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

COMMUNICATIONS SUPPLY HOLDINGS, INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

AS CANADIAN CREDIT PARTIES:

WESCO DISTRIBUTION CANADA GP INC.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

WESCO DISTRIBUTION CANADA CO.

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

WESCO DISTRIBUTION II ULC

By: /s/ Daniel A. Brailer
Name: Daniel A. Brailer
Title: Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION,

By: /s/ James DeSantis
Name: James DeSantis
Title: Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Agent and a Lender

By: /s/ Italo Fortino
Name: Italo Fortino
Title: Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Trevor S. Townsend
Name: Trevor S. Townsend
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Don Cmar
Name: Don Cmar
Title: Vice President

PNC BANK, N.A.,
as a Lender

By: /s/ David B. Thayer
Name: David B. Thayer
Title: Vice President

FIRST COMMONWEALTH BANK,
as a Lender

By: /s/ C. Forrest Tefft
Name: C. Forrest Tefft
Title: Senior Vice President

WACHOVIA BANK, N.A.,
as a Lender

By: /s/ Valerie Bailey
Name: Valerie Bailey
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Michael P. Guito
Name: Michael P. Guito
Title: Vice President

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender

By: /s/ Michael Etienne
Name: Michael Etienne
Title: Vice President

BANK OF AMERICA, N.A., CANADA BRANCH,
as a Lender

By: /s/ Medina Sales De Anrade
Name: Medina Sales De Anrade
Title: Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH,
as a Lender

By: /s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

NATIONAL CITY BANK, CANADA BRANCH,
as a Lender

By: /s/ Nazmin Adatia
Name: Nazmin Adatia
Title: Senior Vice President

WACHOVIA CAPITAL FINANCE
CORPORATION (CANADA) Formerly,
CONGRESS FINANCIAL CORPORATION
(CANADA),
as a Lender

By: /s/ Raymond Eghobamien
Name: Raymond Eghobamien
Title: Vice President